UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2018, the Compensation Committee of the Board of Directors (the “Committee”) of Franklin Financial Network, Inc. (the “Company”) approved the Amended and Restated 2017 Omnibus Equity Incentive Plan (the “Amended and Restated 2017 Plan”) in order to make the following amendments to the Company’s 2017 Omnibus Equity Incentive Plan (the “2017 Plan”) in response to feedback the Company received from its shareholders:

•	reduce the number of shares of common stock available for issuance from 5,000,000 shares under the 2017 Plan to 3,500,000 shares under the Amended and Restated 2017 Plan;

•	revise the definition of Change in Control to include only actual changes in control (and removed triggering events that represented a potential change in control);

•	remove the Committee’s authority to accelerate vesting (other than in cases of termination of the participant’s employment);

•	remove certain provisions allowing recycling of shares and to clarify that (1) shares tendered in payment of an option, (2) shares delivered or withheld to satisfy tax withholding obligations and (3) shares covered by a stock-settled SAR or other awards that were not issued upon settlement of the award will not be available for issuance under the Amended and Restated 2017 Plan; and

•	remove the ability to grant reload options (automatic granting of new options at the time of exercise).

The Company’s shareholders approved the 2017 Plan at the 2017 annual meeting of shareholders. The Amended and Restated 2017 Plan did not require approval by the Company’s shareholders.

The description of the Amended and Restated 2017 Plan set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated 2017 Plan attached hereto as Exhibit 10.1, which exhibit is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2017 Omnibus Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2018

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sarah Meyerrose
Sarah Meyerrose Executive Vice President and Chief Financial Officer